UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 15, 2023
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to the Company's Amended and Restated 2012 Omnibus Incentive Plan

On May 15, 2023, at the Annual Meeting of Stockholders (the "Annual Meeting") of Huron Consulting Group Inc. (the "Company"), the stockholders of the Company approved an amendment to the Huron Consulting Group Inc. Amended and Restated 2012 Omnibus Incentive Plan (the "Plan") to increase the number of shares authorized for issuance under the Plan by 800,000, as further described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the "SEC") on April 5, 2023 (the "2023 Proxy Statement"). The amendment to the Plan was previously approved, subject to stockholder approval, by the Board of Directors of the Company (the "Board of Directors").
The amendment to the Plan was included as Appendix B to the 2023 Proxy Statement and is attached as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference. A summary of the Plan was included as part of Proposal 3 in the 2023 Proxy Statement. The summary of the Plan contained in the 2023 Proxy Statement is qualified by and subject to the full text of the Plan, which was included as Exhibits 10.14, 10.16, and 10.18 to the Annual Report on Form 10-K filed with the SEC on February 28, 2023 and are attached as Exhibits 10.2, 10.3, and 10.4, respectively, to this Form 8-K, which are incorporated herein by reference.
Rebalancing of Classified Board of Directors

Pursuant to the prior approval of the Board of Directors, which was subject to and effective upon the election of the Class I directors at the Company’s Annual Meeting, C. Mark Hussey was reclassified from Class I (with a term expiring at the Company’s 2026 Annual Meeting) to Class II (standing for election at the Company’s 2024 Annual Meeting). Subsequent to the reclassification, each of Class I, Class II and Class III of the Board of Directors has three directors.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 15, 2023 at the Annual Meeting, the stockholders of the Company approved an amendment to the Company's Third Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to declassify the board structure over a three year period, as further described in the Company's 2023 Proxy Statement. The amendment to the Certificate of Incorporation was previously approved, subject to stockholder approval, by the Board of Directors.
The amendment to the Certificate of Incorporation was included as Appendix A to the 2023 Proxy Statement and is attached as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference.
Additionally, the Board of Directors amended and restated the Company's Amended and Restated Bylaws (the "Bylaws"), which became effective as of May 15, 2023, to reflect corresponding changes to the Bylaws related to the amendment to the Certificate of Incorporation discussed above.
The foregoing description of the amendment to the Certificate of Incorporation and Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Certificate of Incorporation and the Amended and Restated Bylaws, which are attached as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on May 15, 2023 in a virtual meeting format, and a total of 18,008,124 shares were present in person or by proxy. At the Annual Meeting, the Company’s stockholders acted upon the following matters: (i) the election of four Class I members of the Board of Directors to serve terms ending at the Company’s 2026 Annual Meeting; (ii) the approval of an amendment to the Company's Third Amended and Restated Certificate of Incorporation; (iii) the approval of an amendment to the Company's Amended and Restated 2012 Omnibus Incentive Plan; (iv) an advisory vote to approve the compensation of the Company's named executive officers; (v) an advisory vote on the frequency of the advisory stockholder vote to approve the Company's executive compensation; and (vi) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The following is a summary of the voting results for each matter presented to stockholders.

Proposal No. 1 - Election of directors.

Name	Shares For	Shares Withheld	Broker Non-Votes
James H. Roth	16,453,519	455,671	1,098,934
C. Mark Hussey	16,603,249	305,941	1,098,934
H. Eugene Lockhart	15,507,579	1,401,611	1,098,934
Joy T. Brown	16,825,417	83,773	1,098,934
The other members of the Board of Directors whose terms of office continued after the Annual Meeting were: Hugh E. Sawyer, Debra L. Zumwalt, Peter K. Markell, John McCartney, and Ekta Singh-Bushell.
Proposal No. 2 - To approve an amendment to the Company's Third Amended and Restated Certificate of Incorporation.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
16,906,447	2,035	708	1,098,934
Proposal No. 3 - To approve an amendment to the Company's Amended and Restated 2012 Omnibus Incentive Plan.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
10,155,045	6,753,348	797	1,098,934
Proposal No. 4 - An advisory vote to approve the Company's executive compensation.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
15,782,498	1,123,098	3,594	1,098,934
Proposal No. 5 - An advisory vote on the frequency of the advisory stockholder vote to approve the Company's executive compensation.

One Year	Two Years	Three Years	Shares Abstain	Broker Non-Votes
15,375,333	10,964	1,519,900	2,993	1,098,934
In consideration of the results of the advisory vote on the frequency of the advisory stockholder vote to approve the Company's executive compensation ("Say-on-Pay vote"), the Company’s Board of Directors determined that the Company will continue to hold an advisory Say-on-Pay vote annually. The Company’s Board of Directors will reevaluate this determination after the next stockholder advisory vote on the frequency of Say-on-Pay votes.
Proposal No. 6 - To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
17,776,488	226,577	5,059	0

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

3.1
Huron Consulting Group Inc.'s Amendment to the Third Amended and Restated Certificate of Incorporation, effective May 15, 2023 (included as Appendix A to Huron Consulting Group Inc.'s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2023, Commission File No. 000-50976, and incorporated herein by reference).

3.2	Amended and Restated Bylaws of Huron Consulting Group Inc. (as amended on May 15, 2023).
10.1*
Amendment to the Huron Consulting Group Inc. Amended and Restated 2012 Omnibus Incentive Plan, effective May 15, 2023 (included as Appendix B to Huron Consulting Group Inc.'s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2023, Commission File No. 000-50976, and incorporated herein by reference).

10.2*
Huron Consulting Group Inc. 2012 Omnibus Incentive Plan, as amended and restated effective February 13, 2020 (included as Exhibit 10.14 to Huron Consulting Group Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2023, Commission File No. 000-50976, and incorporated herein by reference).

10.3*
Amendment to the Huron Consulting Group Inc. 2012 Omnibus Incentive Plan, effective May 8, 2020 (included as Exhibit 10.16 to Huron Consulting Group Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2023, Commission File No. 000-50976, and incorporated herein by reference).

10.4*
Amendment to the Huron Consulting Group Inc. 2012 Omnibus Incentive Plan, effective May 7, 2021 (included as Exhibit 10.18 to Huron Consulting Group Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2023, Commission File No. 000-50976, and incorporated herein by reference).

*	Indicates the exhibit is a management contract or compensatory plan or arrangement.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	May 19, 2023	/s/ JOHN D. KELLY
John D. Kelly
Executive Vice President, Chief Financial Officer, and Treasurer